                             POST PROPERTIES, INC.
                         SELECTED FINANCIAL INFORMATION
             (Dollars in thousands, except per share or unit data)
                                  (Unaudited)

                                      Three months ended            Nine months ended
                                         September 30                  September 30
                                       1998          1997           1998           1997
OPERATING DATA
Revenue:
   Rental - owned properties          $71,310      $43,857        $202,162       $127,988
   Property management -
      third party                         792          604           2,309          1,696
   Landscape services - third
      party                             1,765        1,327           4,945          3,792
   Interest                                83           15             387             30
   Other                                3,019        1,692           9,606          4,655
      Total revenue                    76,969       47,495         219,409        138,161

Property operating and
 maintenance expenses - owned
 properties                            25,814       16,247          73,946         47,401
Depreciation - real estate
 assets                                11,498        6,333          33,307         18,897
Depreciation - non real estate
 assets                                   467          262             939            758
Property management expenses -
 third party                              659          488           1,857          1,298
Landscape services expenses -
 third party                            1,571        1,068           4,372          3,086
Interest expense                        7,795        5,652          23,488         16,722
Amortization of deferred loan
 costs                                    318          195             876            747
General and administrative
 expenses                               1,869        1,467           5,701          4,867
Minority interest in
 consolidated property
 partnership                              153           --             351             --
                                       50,144       31,712         144,837         93,776
Net income before loss on
 unused treasury locks, net
 gain on sale of assets,
 minority interest and
 extraordinary item                    26,825       15,783          74,572         44,385
Net gain on sale of assets                 --           --              --          3,512
Loss on unused treasury
 locks (1)                                 --           --          (1,944)            --
Minority interest of
 unitholders in Operating
 Partnership                           (3,022)      (2,811)         (8,434)        (8,562)
Net income before
 extraordinary item                    23,803       12,972          64,194         39,335
Extraordinary item, net of
 minority interest (2)                     --           --              --            (75)
Net income                             23,803       12,972          64,194         39,260
Dividends to preferred
 shareholders                          (2,969)      (1,062)         (8,504)        (3,187)
Net income available to
 common shareholders                  $20,834      $11,910         $55,690        $36,073

Funds from operations (3)             $35,354      $21,054         $99,375        $60,095

PER COMMON SHARE/UNIT DATA (4)
   Net income before extraordinary
    item (net of preferred
    dividend) - basic                 $  0.58      $  0.54         $  1.62        $  1.64
   Net income available to
    common shareholders - basic       $  0.58      $  0.54         $  1.62        $  1.64
   Net income before extraordinary
    item (net of preferred
    dividend) - diluted               $  0.57      $  0.53         $  1.60        $  1.63
   Net income available to
    common shareholders -
    diluted                           $  0.57      $  0.53         $  1.60        $  1.62
   Dividends declared                 $ 0.650      $ 0.595         $ 1.950        $ 1.785

                                                                      EXHIBIT 99



                                                             September 30
                                                       1998               1997

BALANCE SHEET DATA
  Real estate, before accumulated depreciation      $2,167,761         $1,228,647
  Real estate, after accumulated depreciation        1,932,729          1,037,015
  Total assets                                       1,984,151          1,063,141
  Total debt                                           787,328            510,637
  Shareholders' equity                                 982,604            402,002

KEY DEBT STATISTICS
  Total secured debt                                   279,328            168,637
  Total unsecured debt                                 508,000            342,000
  Interest coverage ratio (5)(6)                           5.7                4.9
  Fixed charge coverage ratio (5)(7)                       4.2                4.1
  Total debt as a % of undepreciated real estate          36.3%              41.6%

                    NOTES TO SELECTED FINANCIAL INFORMATION

(1) - The loss on unused treasury locks resulted from the termination of treasury locks for debt securities that were not issued.

(2) - The extraordinary item for the nine months ended September 30, 1997 resulted from the costs associated with the early extinguishment of indebtedness.

(3) - The Company uses the National Association of Real Estate Investment Trust ("NAREIT") definition of Funds from Operations ("FFO"), which became effective for periods beginning after January 1, 1996.

(4) - As of September 30, 1998, there were 41,257,619 units of the Operating Partnership outstanding, of which 36, 041,895 were owned by the Company. The weighted average shares and units outstanding for the three and nine months ended September 30, 1998 was 41,222,891 and 39,567,512, respectively.

(5) - Calculated for the nine months ended September 30, 1998 and 1997

(6) - Interest coverage ratio is defined as net income available for debt service divided by interest expense. For purposes of this calculation, net income available for debt service represents earnings before minority interest, dividends to preferred shareholders, loss on treasury locks, interest expense, income taxes, depreciation, amortization and extraordinary items.

(7) - Fixed charge coverage ratio is defined as net income available for debt service divided by interest expense plus dividends to preferred shareholders. For purposes of this calculation, net income available for debt service represents earnings before minority interest, dividends to preferred shareholders, loss on treasury locks, interest expense, income taxes, depreciation, amortization and extraordinary items.

                             POST PROPERTIES, INC.
                           CALCULATION OF FFO AND CAD
             (Dollars in thousands, except per share or unit data)

                                    Three months ended       Nine months ended
                                        September 30           September 30
                                      1998        1997       1998        1997
Net income available to
 common shareholders                $20,834     $11,910     $55,690     $36,073
  Extraordinary item,
   net of minority interest             ---         ---         ---          75
  Minority Interest                   3,022       2,811       8,434       8,562
  Net (gain)/loss on sale
   of assets                            ---         ---         ---      (3,512)
  Loss on unused treasury locks         ---         ---       1,944         ---
Adjusted net income                  23,856      14,721      66,068      41,198
Depreciation - real estate
 assets                              11,498       6,333      33,307      18,897
Funds from Operations                35,354      21,054      99,375      60,095
Recurring capital
 expenditures (1)                    (1,911)     (1,028)     (4,952)     (2,932)
Non-recurring capital
 expenditures                          (210)        (41)     (1,098)       (534)
Loan amortization payments              (19)        (47)        (55)       (149)
Cash Available for
 Distribution                       $33,214     $19,938     $93,270     $56,480
Revenue generating capital
 expenditures (2)                    $4,052      $1,279     $11,842      $4,775

(1) - Since the company does not add back the depreciation of non-real estate assets in its calculation of FFO, capital expenditures of $3,645 and $414 for the three months ended September 30, 1998 and 1997, respectively, and $7,772 and $1,185 for the nine months ended September 30, 1998 and 1997, respectively, are excluded for the calculation of CAD.

(2) - Includes a major renovation of communities in the amount of $4,038 and $556 for the three months ended September 30, 1998 and 1997, respectively, and $11,283 and $3,173 for the nine months ended September 30, 1998 and 1997, respectively, and water submetering in the amount of $14 and $723 for the three months ended September 30, 1998 and 1997, respectively, and $559 and $1,638 for the nine months ended September 30, 1998 and 1997, respectively.